                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  April 23, 1998
                                                  --------------

                      NATIONWIDE HEALTH PROPERTIES, INC.
               ------------------------------------------------
              (Exact name of registrant as specified in charter)

   Maryland                        1-9028                      95-3997619
--------------------------------------------------------------------------------
(State or other            (Commission file number)           (IRS employer
jurisdiction of                                               identification
incorporation)                                                number)

      610 Newport Center Drive, Suite 1150, Newport Beach, CA  92660-6429
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                (714) 718-4400
                                --------------

                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
-------    ---------------------------------

1.1 Underwriting Agreement, dated April 23, 1998, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NATIONWIDE HEALTH PROPERTIES, INC.


Date:  April 30, 1998                   By:  /s/ MARK L. DESMOND
                                           --------------------------------
                                        Name:    Mark L. Desmond
                                        Title:   Senior Vice President and
                                                 Chief Financial Officer